B.   NON-STANDARDIZED QUOTATIONS

     This schedule presents the formulas and calculation employed in producing non-standardized investment results. Amount and Compound Growth Rate calculations are shown for all base periods disclosed.

     The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:

          CP - (X / Y) * $10,000

          where:

               CP = Amount at End of Base Period
                X = Accumulation Unit Value at End of Base Period
                Y = Accumulation Unit Value at Beginning of Base Period

     The formula for calculating the Compound Growth Rate for a particular base period is:

                       (1 / N)
          GR = (X / Y)         - 1

          where:

               GR = Annualized Return
                X = Accumulation Unit Value at End of Base Period
                Y = Accumulation Unit Value at Beginning of Base Period N = Number of Years of Fund Performance Being Evaluated

Separate Account N - Standardized 1 Year Returns

ONE YEAR RETURNS PERIOD ENDING 9/30/99



                    AVIS Growth-Income 12b(1)
Fund Value                  $1,236.09
Fee                             $1.25
Surr Charge                    $60.00
Final value                 $1,174.84
Annual Return                  17.48%

Calculation of Annual Return

Final Value = 1,000 * ( 9-30-99 Unit Value/ 9-30-98 Unit Value) - Annual Fee - Surrender Charge

Annual Return = Final Value / 1,000 - 1

Unit Values




       Date         AVIS Growth-Income 12b(1)
      9/30/98           8.396399
      9/30/99           10.378679
       Table
Separate Account N - Standardized 5 Year Returns

FIVE YEAR RETURNS PERIOD ENDING 9/30/99




                    AVIS Growth-Income 12b(1)
Year One                    $1,230.95
Fee                             $1.25
Final Value                 $1,229.70

Year two                    $1,414.18
Fee                             $1.25
Final Value                 $1,412.93

Year Three                  $1,850.93
Fee                             $1.25
Final Value                 $1,849.68

Year Four                   $1,820.77
Fee                             $1.25
Final Value                 $1,819.52

Year Five                   $2,249.08
Fee                             $1.25
Surr Charge                    $20.00
                            $2,227.83
                               17.38%






Calculation of Annual Return

Final Value Year One = 1,000 * ( 9-30-95 Unit Value/ 9-30-94 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * ( 9-30-96 Unit Value/ 9-30-95 Unit Value) - Annual Fee Year Two

Final Value Year Three = Final Value Year Two * ( 9-30-97 Unit Value/ 9-30-96 Unit Value) - Annual Fee Year Three
Final Value Year Four = Final Value Year Three * ( 9-30-98 Unit Value/ 9-30-97 Unit Value) - Annual Fee Year Four
Final Value Year Five = Final Value Year Four * ( 9-30-99 Unit Value/ 9-30-98 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Five / 1000) ^ (1/5) - 1






Unit Values

       Date         AVIS Growth-Income 12b(1)

      9/30/94           4.599567
      9/30/95           5.661854
      9/30/96           6.511259
      9/30/97           8.529720
      9/30/98           8.396399
      9/30/99           10.378679


Separate Account N - Standardized 10 Year Returns

TEN YEAR/LIFETIME RETURNS PERIOD ENDING 9/30/99




                    AVIS Growth-Income 12b(1)
Year One                      $878.37
Fee                             $1.25
Final Value                   $877.12

Year two                    $1,090.93
Fee                             $1.25
Final Value                 $1,089.68

Year Three                  $1,188.01
Fee                             $1.25
Final Value                 $1,186.76

Year Four                   $1,321.52
Fee                             $1.25
Final Value                 $1,320.27

Year Five                   $1,389.29
Fee                             $1.25
Surr Charge                 $1,388.04

Year Six                    $1,708.61
Fee                             $1.25
Final Value                 $1,707.36

Year Seven                  $1,963.50
Fee                             $1.25
Final Value                 $1,962.25

Year Eight                  $2,570.54
Fee                             $1.25
Final Value                 $2,569.29

Year Nine                   $2,529.13
Fee                             $1.25
Final Value                 $2,527.88

Year Ten                    $3,124.68
Fee                             $1.25




Surr Charge                     $0.00
Final Value                 $3,123.43
And Return                     12.06%


Separate Account N - Standardized 10 Year/Lifetime Returns




Calculation of Annual Return
For the AVIS Growth-Income 12b(1) Fund

Final Value Year One = 1,000 * ( 9-30-90 Unit Value/ 9-30-89 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * ( 9-30-91 Unit Value/ 9-30-90 Unit Value) - Annual Fee Year Two
Final Value Year Three = Final Value Year Two * ( 9-30-92 Unit Value/ 9-30-91 Unit Value) - Annual Fee Year Three
Final Value Year Four = Final Value Year Three * ( 9-30-93 Unit Value/ 9-30-92 Unit Value) - Annual Fee Year Four
Final Value Year Five = Final Value Year Four * ( 9-30-94 Unit Value/ 9-30-93 Unit Value) - Annual Fee Year Five
Final Value Year Six = Final Value Year Five * ( 9-30-95 Unit Value/ 9-30-94 Unit Value) - Annual Fee Year Five
Final Value Year Seven = Final Value Year Six * ( 9-30-96 Unit Value/ 9-30-95 Unit Value) - Annual Fee Year Five
Final Value Year Eight = Final Value Year Seven * ( 9-30-97 Unit Value/ 9-30-96 Unit Value) - Annual Fee Year Five
Final Value Year Nine = Final Value Year Eight * ( 9-30-98 Unit Value/ 9-30-97 Unit Value) - Annual Fee Year Five
Final Value Year Ten = Final Value Year Nine * ( 9-30-99 Unit Value/ 9-30-98 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Ten / 1,000) ^ (1/10) - 1





Unit Values

       Date         AVIS Growth-Income 12b(1)
      9/30/89           3.295621
      9/30/90           2.894774
      9/30/91           3.600430
      9/30/92           3.925310
      9/30/93           4.371053
      9/30/94           4.599567
      9/30/95           5.661854
      9/30/96           6.511259
      9/30/97           8.529720
      9/30/98           8.396399
      9/30/99           10.378679

Period (in years)        10.0000


Non-Standardized Performance - Separate Account N

Accumulated Amounts

                    Base Period
       Years        Start Date       End Date
         1           9/30/98          9/30/99      $1,236.09
         2           9/30/97          9/30/99      $1,216.77
         3           9/30/96          9/30/99      $1,593.96
         4           9/30/95          9/30/99      $1,833.09
         5           9/30/94          9/30/99      $2,256.45
       Life          2/8/84           9/30/99      $7,615.44



Accumulated Amounts = (End Date Unit Value / Start Date Unit Value) * 1,000




Compound Growth Rate

                    Base Period
       Years        Start Date      End Date
         1            9/30/98        9/30/99       23.61%
         2            9/30/97        9/30/99       10.31%
         3            9/30/96        9/30/99       16.81%
         4            9/30/95        9/30/99       16.36%
         5            9/30/94        9/30/99       17.68%
       Life            2/8/84        9/30/99       13.85%



One Year Return = ( 9-30-99 Unit Value/ 9-30-98 Unit Value) - 1
Two Year Return = ( 9-30-99 Unit Value/ 9-30-97 Unit Value) ^ (1/2) - 1
Three Year Return = ( 9-30-99 Unit Value/ 9-30-96 Unit Value) ^ (1/3) - 1
Four Year Return = ( 9-30-99 Unit Value/ 9-30-95 Unit Value) ^ (1/4) - 1
Five Year Return = ( 9-30-99 Unit Value/ 9-30-94 Unit Value) ^ (1/5) - 1
Life Return = ( 9-30-99 Unit Value/ Inception Date Unit Value) ^ (1/period) - 1

Non-Standardized Performance - Separate Account N




    Unit Values     AVIS Growth-Income 12b(1)
      9/30/99           10.378679
      9/30/98           8.396399
      9/30/97           8.529720
      9/30/96           6.511259
      9/30/95           5.661854
      9/30/94           4.599567






Life Returrns       AVIS Growth-Income 12b(1)

Inception Date                 2/8/84
Unit Value                   1.362846
Period(years)                 15.6411
Table